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                                                                     EXHIBIT 4.5

NUMBER                            INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA                        SHARES
 A0

                                         BOBBY ALLISON WIRELESS CORPORATION

                                           20 SHARES PAR VALUE $1.00 EACH                                      See Reverse for
                                      7.5% SERIES A CONVERTIBLE PREFERRED STOCK                              Certain Definitions


THIS IS TO CERTIFY THAT ____________________________________________ IS THE OWNER OF

____________________________________________________________________________________
FULLY PAID AND NON-ASSESSABLE SHARES OF 7.5% SERIES A CONVERTIBLE PREFERRED STOCK OF
                    BOBBY ALLISON WIRELESS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED:


_______________________________________________                                  _______________________________________________
                            SECRETARY                                                                            CHAIRMAN

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of       under Uniform Gifts to Minors
                   survivorship and not as tenants      Act __________________
                   in common                                      (State)

   Additional abbreviations may also be used though not in the above list


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
_____________________________________________________________________, Attorney
to transfer the said Shares on the books of the within named
Corporation with full power of substitution in the premises.

Dated: _______________________________________
             In presence of

                                           ____________________________________

_____________________________________

The securities evidenced by this certificate have not been registered under the United States Securities Act, as amended (the "Act"), or any state securities laws, and may not be offered or sold, transferred, pledged, hypothecated or otherwise disposed of except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities) or
(iii) if any exemption from registration under such Act is available.